                                                                EXECUTION COPY

                                                                Exhibit 10.4.2



                                AMENDMENT NUMBER 1
                                        TO
                          POOLING AND SERVICING AGREEMENT


          THIS AMENDMENT NUMBER 1 dated as of April 17, 1998 (this "Amendment") is among CompuCredit Funding Corp., as Transferor (the "Transferor"), CompuCredit Corporation, as Servicer (the "Servicer") and Bankers Trust Company, a New York banking company, as Trustee (the "Trustee"), and amends that certain Pooling and Servicing Agreement dated as of August 29, 1997 (as amended and supplemented, the "Pooling and Servicing Agreement)" among the Transferor, the Servicer and the Trustee.

                                     RECITALS

          WHEREAS, pursuant to Section 13.01(b) of the Pooling and Servicing Agreement, the parties to the Pooling and Servicing Agreement have determined to amend the Pooling and Servicing Agreement in certain respects as provided below;

          WHEREAS, the Class A Certificateholder and the Class B
Certificateholder are willing to consent to such amendments;

          WHEREAS, pursuant to Section 3.3(l) and 3.3(x) of the Certificate Purchase Agreement, the Agent is willing to consent to such amendments;

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1. Amendments to Section 1.01. Section 1.01 of the Pooling and Servicing Agreement is hereby amended as follows:

     (a) The definition of "Automatic Additional Account" is deleted in its entirety and the following is substituted therefor:

          "Automatic Additional Account" means each Visa (Registered Trademark) consumer revolving credit card account established pursuant to a Credit Card Agreement between an Account Owner and any Person with respect to which one or more credit cards are issued to a cardholder bearing the name or logo "Aspire" which account comes into existence after the Initial Cut-Off Date; provided, however, that Accounts shall not include any credit card accounts the receivables of which have been conveyed to NationsBank, N.A., as Agent, pursuant to the terms of the Transfer and Administration Agreement dated as of April 17, 1998 by and among CompuCredit Acquisition Funding Corp., CompuCredit Corporation, Kitty Hawk Funding Corporation, Atlantic Equity Corporation, NationsBank, N.A., as Agent and as Bank Investor.

     (b) The proviso in the definition of "Collections" is deleted in its entirety and the following is substituted therefor:

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     provided, however, that during the period Columbus Bank owns the
     Accounts pursuant to the Affinity Card Agreement, Collections shall mean the sum of (i) the Net Excess Amount (as defined in the Affinity Card Agreement) payable by Columbus Bank to CompuCredit in respect of the Accounts, and (ii) all amounts paid by Columbus Bank to CompuCredit in respect of the Accounts pursuant to Section 8.1(e)(iii) of the Affinity Card Agreement

     (c) Clause (e) in the second sentence of the definition of "Finance Charge Receivables" is deleted in its entirety and the following is substituted therefor:

     (e) all amounts paid by Columbus Bank to CompuCredit in respect of the Accounts pursuant to Section 8.1(e)(iii) of the Affinity Card Agreement

          SECTION 2. Pooling and Servicing Agreement in Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Pooling and Servicing Agreement shall remain in full force and effect. All references to the Pooling and Servicing Agreement in any other document or instrument shall be deemed to mean such Pooling and Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Pooling and Servicing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Pooling and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Pooling and Servicing Agreement were set forth herein.

          SECTION 3. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 5. Defined Terms. Capitalized terms used herein and not otherwise defined herein or amended by the terms of this Amendment shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

        IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                              COMPUCREDIT FUNDING CORP.,
                              as Transferor,

                              By: /s/ Brett M. Samsky
                                 ---------------------------
                                 Name:  Brett M. Samsky
                                 Title: Chief Financial Officer


                              COMPUCREDIT CORPORATION,

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                                as Servicer,

                              By: /s/ Brett M. Samsky
                                 -------------------------------
                                 Name:  Brett M. Samsky
                                 Title: Chief Financial Officer


                              BANKERS TRUST COMPANY,
                                as Trustee,

                              By: /s/ Patricia M.F. Russo
                                 -------------------------------
                                 Name:  Patricia M.F. Russo
                                 Title: Vice President


Acknowledged and agreed to
as of this 17th day of
April, 1998


NATIONSBANK, N.A.,
  as Administrative Agent and as
  Bank Investor under the
  Certificate Purchase Agreement

By: /s/ Michelle M. Heath
   --------------------------------
   Name:  Michelle M. Heath
   Title: Senior Vice President


ENTERPRISE FUNDING CORPORATION,
  as Class A Certificateholder

By: [illegible]
   --------------------------------
   Name:
   Title:


COMPUCREDIT FUNDING CORP.
  as Class B Certificateholder

By: /s/ Brett M. Samsky
   --------------------------------
   Name:  Brett M. Samsky
   Title: Chief Financial Officer


                  [Amendment to Pooling and Servicing Agreement]